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                    SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                         IDS UTILITIES FUND, INC.
                              June 16, 1999
                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                                H. Brewster Atwater, Jr.
    Affirmative          94,974,056.000          54.663%           98.543%
    Withhold              1,404,160.510            .808%            1.457%

    TOTAL                96,378,216.510          55.471%          100.000%

                                Arne H. Carlson

    Affirmative          94,768,675.929          54.544%           98.330%
    Withhold              1,609,540.581            .927%            1.670%

    TOTAL                96,378,216.510          55.471%          100.000%

                                Lynne V. Cheney

    Affirmative          94,936,670.821          54.641%           98.504%
    Withhold              1,441,545.689            .830%            1.496%

    TOTAL                96,378,216.510          55.471%          100.000%

                                William H. Dudley

    Affirmative          94,981,347.430          54.667%           98.551%
    Withhold              1,396,869.080            .804%            1.449%

    TOTAL                96,378,216.510          55.471%          100.000%

                                David R. Hubers

    Affirmative          94,998,742.256          54.677%           98.569%
    Withhold              1,379,474.254            .794%            1.431%

    TOTAL                96,378,216.510          55.471%          100.000%

                                Heinz F. Hutter

    Affirmative          94,926,185.914          54.635%           98.493%
    Withhold              1,452,030.596            .836%            1.507%

    TOTAL                96,378,216.510          55.471%          100.000%

                                Anne P. Jones

    Affirmative          94,970,243.739          54.660%           98.539%
    Withhold              1,407,972.771            .811%            1.461%

    TOTAL                96,378,216.510          55.471%          100.000%

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                         IDS UTILITIES FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative          94,890,209.803          54.614%           98.456%
    Withhold              1,488,006.707            .857%            1.544%

    TOTAL                96,378,216.510          55.471%          100.000%

                                Alan K. Simpson

    Affirmative          94,879,146.567          54.608%           98.445%
    Withhold              1,499,069.943            .863%            1.555%

    TOTAL                96,378,216.510          55.471%          100.000%

                                John R. Thomas

    Affirmative          95,001,199.491          54.678%           98.571%
    Withhold              1,377,017.019            .793%            1.429%

    TOTAL                96,378,216.510          55.471%          100.000%

                                C. Angus Wurtele

    Affirmative          94,943,040.830          54.645%           98.511%
    Withhold              1,435,175.680            .826%            1.489%

    TOTAL                96,378,216.510          55.471%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative          94,149,407.763          54.188%           97.687%
    Against                 913,359.834            .526%             .948%
    Abstain               1,315,448.913            .757%            1.365%

    TOTAL                96,378,216.510          55.471%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative          88,506,072.683          50.940%           91.832%
    Against               6,151,814.082           3.541%            6.383%
    Abstain               1,720,329.745            .990%            1.785%

    TOTAL                96,378,216.510          55.471%          100.000%




                  SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                                IDS FUNDS
                         IDS UTILITIES FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

 5. Approve changes to the Investment Management Services
    Agreement

    Affirmative          83,690,742.659          48.169%           89.487%
    Against               7,155,610.643           4.118%            7.651%
    Abstain               2,676,755.208           1.541%            2.862%

    TOTAL                93,523,108.510          53.828%          100.000%

    Not Voting            2,855,108.000


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                                IDS FUNDS
                         IDS UTILITIES FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       173,745,733.616

    VOTED SHARES        96,378,216.510

    PERCENT VOTED               55.471%
                                                            C39

                    SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                     IDS UTILITIES FUND, INC. CLASS B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative          18,999,782.017          46.017%           90.523%
    Against               1,536,344.845           3.720%            7.320%
    Abstain                 452,797.708           1.097%            2.157%

    TOTAL                20,988,924.570          50.834%          100.000%



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                     IDS UTILITIES FUND, INC. CLASS B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        41,289,039.980

    VOTED SHARES        20,988,924.570

    PERCENT VOTED               50.834%
                                                            C39

                      SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                  IDS UTILITIES FUND, INC. CLASSES A & B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative          83,657,464.071          48.164%           89.455%
    Against               7,282,871.299           4.193%            7.788%
    Abstain               2,578,372.745           1.484%            2.757%

    TOTAL                93,518,708.115          53.841%          100.000%

    Not Voting            2,855,108.000



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                  IDS UTILITIES FUND, INC. CLASSES A & B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       173,692,841.117

    VOTED SHARES        96,373,816.115

    PERCENT VOTED               55.485%
                                                            C39

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